EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “First Amendment”) is entered into as of March 31, 2014 by and among ITT EDUCATIONAL SERVICES, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

RECITALS

A.           The Borrower, the financial institutions from time to time party thereto as lenders (the “Lenders”) and Administrative Agent are party to that certain Credit Agreement dated as of March 21, 2012 (the “Credit Agreement”).  Unless otherwise specified herein, capitalized terms used in this First Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.           The Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment – Section 5.01(a) and 5.01(c).  Notwithstanding anything to the contrary in Sections 5.01(a) or 5.01(c) of the Credit Agreement, the audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows described in Section 5.01(a) of the Credit Agreement, and the certificate of a Financial Officer of the Borrower as described in Section 5.01(c) of the Credit Agreement, in each case, as of and for the fiscal year ending December 31, 2013, required to be furnished by the Borrower to the Administrative Agent and each Lender pursuant to Sections 5.01(a) and 5.01(c) of the Credit Agreement, are required to be furnished by June 30, 2014 and Sections 5.01(a) and 5.01(c) of the Credit Agreement are so amended.

2. Amendment – Section 5.01(b) and 5.01(c).  Notwithstanding anything to the contrary in Sections 5.01(b) or 5.01(c) of the Credit Agreement, the internally prepared consolidated balance sheet and related statements of operations, stockholders' equity and cash flows described in Section 5.01(b) of the Credit Agreement, and the certificate of a Financial Officer of the Borrower as described in Section 5.01(c) of the Credit Agreement, in each case, as of and for the fiscal quarter ending March 31, 2014, required to be furnished by the Borrower to the Administrative Agent and each Lender pursuant to Sections 5.01(b) and 5.01(c), are required to be furnished by June 30, 2014, and Sections 5.01(b) and 5.01(c) of the Credit Agreement are so amended.

3. Amendment  -- Section 6.12(a).  Section 6.12(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows, effective as of December 30, 2013:

CHI:2810024.8

(a) Maximum Leverage Ratio.  The Borrower will not permit the Leverage Ratio as of the end of any fiscal quarter of the Borrower other than the Fiscal Quarters ending on December 31, 2013 and March 31, 2014 to be greater than 1.50 to 1.00.

4. Availability Limitation.  Until such time as the Borrower delivers a certificate pursuant to Section 5.01(c) of the Credit Agreement demonstrating compliance with Section 6.12 of the Credit Agreement (without giving effect to this First Amendment), Availability (as defined below) shall not be less than $200,000,000.  “Availability” means, at any time, the aggregate amount of the Lenders’ Commitments minus the Revolving Credit Exposure (calculated, with respect to any Defaulting Lender, as if such Defaulting Lender had funded its Applicable Percentage of all outstanding Borrowings).

5. Representations and Warranties of the Borrower.  The Borrower represents and warrants that:

(a) This First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) After giving effect to this First Amendment, each of the representations and warranties of the Credit Parties set forth in the Credit Documents are true and correct in all material respects (except that any such representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect are true and correct in all respects) on and as of the date hereof, other than any such representations and warranties that specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects (except that any such representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects).

(c) After giving effect to this First Amendment, no Default has occurred and is continuing.

6. Effectiveness.  This First Amendment shall become effective upon:

(a) the execution and delivery hereof by the Borrower, the Required Lenders and the Administrative Agent; and

(b) receipt by the Administrative Agent of an amendment fee for the benefit of the Lenders party hereto in an amount equal to $7,500 for each such Lender.

5.           Reference to and Effect Upon the Credit Agreement.

(a)           Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein.  Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)           This First Amendment shall constitute a Credit Document.

6.           Costs and Expenses.  The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of this First Amendment (whether or not the transactions contemplated hereby shall be consummated).

7.           Governing Law.  This First Amendment shall be construed in accordance with and governed by the law of the State of New York.

8.           Headings.  Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purposes.

9.           Counterparts.  This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this First Amendment by email or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date and year first above written.

ITT EDUCATIONAL SERVICES, INC.

By:   /s/ Kevin M. Modany
Name: Kevin M. Modany
Title: Chairman, CEO

[Signature Page to ITT First Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender and as the Administrative Agent

By:   /s/ Richard Barritt
Name: Richard Barritt
Title: Associate

[Signature Page to ITT First Amendment]

BANK OF AMERICA, N.A., as a Lender

By:   /s/ Jonathan M. Phillips
Name: Jonathan M. Phillips
Title: Senior Vice President

[Signature Page to ITT First Amendment]

Regions Bank, as a Lender

By:   /s/ Eric Harvey
Name: Eric Harvey
Title: Vice President

[Signature Page to ITT First Amendment]

Associated Bank, National Association, as a Lender

By:   /s/ Jennifer Teubl
Name: Jennfer Teubl
Title: Vice President

[Signature Page to ITT First Amendment]

[other Lenders], as a Lender – Fifth Third Bank

By:   /s/ Paul D. Burch
Name: Paul D. Burch
Title: Vice President
          Fifth Third Bank, Central Indiana

[Signature Page to ITT First Amendment]

The Northern Trust Company, as a Lender

By:   /s/ Michael Fornal
Name: Michael Fornal
Title: Vice President

[Signature Page to ITT First Amendment]

KeyBank, NA, as a Lender

By:   /s/ Georgianna S. Jackson
Georgianna S. Jackson
Vice President

[Signature Page to ITT First Amendment]